Exhibit 10.1

9,768,313 Shares

Warrants to Purchase 11,721,975 Shares

ACACIA RESEARCH CORPORATION

Acacia Research - CombiMatrix Common Stock ($0.001 par value)

PLACEMENT AGENCY AGREEMENT

December 7, 2006

Oppenheimer & Co. Inc.
125 Broad Street
New York, New York 10004
Ladies and Gentlemen:

Acacia Research Corporation, a Delaware corporation (the “Company”) proposes, subject to the terms and conditions contained herein and in the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the Investors identified therein (each an “Investor” and, collectively, the “Investors”), to issue and sell up to an aggregate of 9,768,313 units (the “Units”), each consisting of (i) one share (the “Share” and collectively the “Shares”) of common stock, $0.001 par value per share, designated as Acacia Research - CombiMatrix Common Stock (the “AR - CombiMatrix Common Stock”), of the Company and (ii) one warrant (the “Warrant” and collectively the “Warrants”) to purchase 1.2 shares of AR-CombiMatrix Common Stock substantially in the form of Exhibit B attached hereto. The shares issuable upon the exercise of the Warrants and the Placement Agent’s Warrants (as defined in Section 1(a) below) are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants are referred to herein as the “Securities.” The Company hereby confirms its agreement with Oppenheimer & Co. Inc. (“Oppenheimer”) acting as the placement agent (the “Placement Agent”). The Securities are more fully described in the Registration Statement (as hereinafter defined).

1.    Agreement to Act as Placement Agent; Delivery and Payment. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)    The Placement Agent agrees to act as the Company’s exclusive placement agent to solicit offers for the purchase of all or part of the Units from the Company in connection with the proposed issuance and sale, on a commercially reasonable efforts basis, by the Company of the Units to the Investors (the “Offering”). Upon the occurrence of the Closing (as hereinafter defined), the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent an amount equal to seven percent (7.0%) of the gross proceeds received by the Company from the sale of the Units on such Closing Date (as hereinafter defined). In addition, the Company shall issue and sell to the Placement Agent and/or its designees, in addition to the amount set forth above, warrants (the “Placement Agent’s Warrants”) to purchase 488,416 shares of Common Stock for a purchase price of $0.01 per warrant. The Placement Agent’s Warrants will entitle the holder thereof for a five-year period commencing on the first day after the six-month anniversary of the Closing Date to purchase 488,416 shares of AR - CombiMatrix Common Stock at an exercise price equal to $1.0875 per share. The Placement Agent’s Warrants shall be in the form attached hereto as Exhibit C. The Company acknowledges and agrees that the Placement Agent’s engagement hereunder is not an agreement by the Placement Agent or any of its affiliates to underwrite or purchase any securities or otherwise provide any financing. Under no circumstances will the Placement Agent be obligated to purchase any Units for its own account and, in soliciting purchases of Units, the Placement Agent shall act solely as the Company’s agent and not as principal. Notwithstanding the foregoing, it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Units as principal. The Placement Agent shall have no authority to bind the Company.

(b)    Payment of the purchase price for, and delivery of, the Units shall be made at a closing (the “Closing”) at the offices of Greenberg Traurig, LLP, counsel for the Company, located at 650 Town Center Drive, Suite 1700, Costa Mesa, California at 7:00 a.m., local time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Units (such time and date of payment and delivery being herein called the “Closing Date”). All such actions taken at the Closing shall be deemed to have occurred simultaneously.

(c)    Prior to the Closing, the Placement Agent shall cause each Investor to wire directly to an escrow account designated by the Placement Agent an amount equal to the aggregate purchase price for the number of Units such Investor has agreed to purchase.

(d)    On the Closing Date, the Placement Agent shall cause the aggregate purchase price for the Units to be wired from the Investors or the escrow account referred to in Section 1(c) above to an account designated by the Company and the Company shall deliver, or cause the transfer agent for the Units to deliver, to each Investor the number of Units set forth on the signature page to such Investor’s Subscription Agreement, which delivery shall be made, with respect to an Investor, in accordance with the procedures set forth in such Investor’s executed Subscription Agreement.

(e)    The purchases of the Units by each of the Investors shall be evidenced by the execution of a Subscription Agreement substantially in the form attached hereto as Exhibit A

(f)    Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase shares of its AR-CombiMatrix Common Stock or other equity or equity-linked securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of AR-CombiMatrix Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.

2.    Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent and the Investors as of the date hereof and as of the Closing Date, as follows:

(a)    RegistrationStatement. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (No. 333-133529), which was declared by the Commission to be effective under the Securities Act as of May 26, 2006 (the “Effective Date”) including a Base Prospectus, dated as of the Effective Date, relating to the Securities (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The Company will next file with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Base Prospectus (a “Prospectus Supplement”) describing the Units and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Placement Agent.

The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities Act), as of the Effective Date and as amended and/or supplemented to the date of this Agreement. The Registration Statement has been declared effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus (as defined below) has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

The term “Prospectus” as used in this Agreement means the Base Prospectus together with the Prospectus Supplement, except that if such Base Prospectus is amended or supplemented prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term “Prospectus” shall refer to the Base Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

(b)    Registration Statement and Prospectus. On the Effective Date, upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and did not at the Effective Date, does not as of the date hereof and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(b) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment or supplement thereto made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by or on behalf of the Placement Agent to the Company expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto. The Incorporated Documents, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities, other than the Registration Statement and the Prospectus.

(c)    Subsidiaries. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as listed in Schedule I attached hereto (collectively, the “Subsidiaries”). All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities, and, except as listed on Schedule I attached hereto or otherwise described in the Registration Statement and Prospectus, the Company owns directly or indirectly, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

(d)    Financial _Statements. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and fairly present, in all material respects, (i) the consolidated financial condition of the Company and its Subsidiaries as of the dates indicated and (ii) the consolidated results of operations, stockholders’ equity and changes in cash flows of the Company and the Subsidiaries for the periods therein specified; and such financial statements and related schedules and notes thereto, comply, in all material respects, as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or schedules are required by the Securities Act and the Rules and Regulations to be included in the Registration Statement or Prospectus.

(e)    Independent Accountants. PricewaterhouseCoopers, LLP (the “Auditors”), whose report with respect to the audited consolidated financial statements and schedules of the Company and its Subsidiaries included in the Prospectus, or the Registration Statement, or incorporated by reference therein is, and during the periods covered by its reports, was an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations.

(f)    Organization. Each of the Company and its Subsidiaries has been duly incorporated or otherwise organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Each of the Company and its Subsidiaries has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary, except where the failure to be so qualified or be in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in, a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

(g)    No Material Adverse Effect. Except as set forth in the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, including any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) any transaction that is material to the Company and its Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off balance sheet obligations), incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries (subject to the issuance of shares of Common Stock upon exercise of stock options or warrants disclosed as outstanding in the Registration Statement and Prospectus and the grant of options under existing stock option plans described in the Registration Statement and Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(h)    Legal Proceedings. Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the Subscription Agreements.

(i)    Sufficiency of Disclosure. There are (i) no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and Prospectus that have not been so described and (ii) there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

(j)    Due Authorization and Enforceability. The Company has full legal power and authority to enter into this Agreement and the Subscription Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the Subscription Agreements have been duly authorized, executed and delivered by the Company, and constitute valid, legal and binding obligations of the Company, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by applicable laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(k)    The Shares. The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the AR-CombiMatrix Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of AR -CombiMatrix Common Stock pursuant to the Company’s charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been waived or complied with.

(l)    The Warrants and the Placement Agent’s Warrants. The Company has the full right, power and authority to enter into the Warrants and the Placement Agent’s Warrants and to perform and discharge its obligations thereunder. The Warrants and the Placement Agent’s Warrants have been duly and validly authorized by the Company and upon delivery to the Investors at the Closing Date will be duly issued and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The Warrant Shares have been duly authorized and reserved for issuance upon the exercise of the Warrants and the Placement Agent’s Warrants and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable.

(m)    No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Warrants and the Placement Agent’s Warrants, and each of the Subscription Agreements and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Securities, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or (iii) result in any violation of any franchise, license, permit, statute, law, rule or regulation applicable to the Company or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(n)    No Consents Required. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body, or approval of the shareholders of the Company, is required for the execution, delivery and performance of this Agreement, the Warrants and the Placement Agent’s Warrants, and each of the Subscription Agreements or for the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Securities by the Company, except such as have been obtained or made, and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Units by the Company in the manner contemplated herein and in the Registration Statement and the Prospectus.

(o)    Capitalization. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of AR-CombiMatrix Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. As of the date hereof and as of the Closing Date, the Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under existing stock option plans described in the Registration Statement and the Prospectus, and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. Except as described in the Registration Statement and the Prospectus, as of the date referred to therein, the Company did not have outstanding any options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company.

(p)    Title to Real and Personal Property. The Company and each of its Subsidiaries has good and valid title to all property (whether real or personal) described in the Registration Statement and Prospectus as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus and those that do not materially and adversely affect the value of such property and do not materially interfere with the use made of such property by the Company. All of the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary are held thereby under valid, subsisting and enforceable leases.

(q)    Title to Intellectual Property. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property, necessary for the conduct of CombiMatrix Group’s (as defined in the Prospectus) businesses as now conducted or as proposed in the Prospectus to be conducted (collectively, the “Intellectual Property”). Except as set forth in the Prospectus, (a) the Company has not received written notice, and has no knowledge of, any rights of third parties to any such Intellectual Property; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that CombiMatrix Group infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application which constitutes the Intellectual Property described in the Prospectus; and (g) the CombiMatrix Group has taken all steps necessary to perfect its ownership of the Intellectual Property, in each of clauses (a)-(g) except for such infringement, conflict or action which would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r)    No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiaries or any of its properties of which it has knowledge, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(s)    Permits. The Company and each of its Subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses as described in the Registration Statement and the Prospectus (collectively, “Permits”), except for such Permits the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by the Company and each of its Subsidiaries are valid and in full force and effect; there is no pending or, to its knowledge, threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed, except for such limitations, revocations, cancellations, suspensions, modifications or non-renewals that would not reasonably be expected to result in a Material Adverse Effect; and the Company and each of its Subsidiaries has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(t)    Taxes. The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been provided.

(u)    Listing. The AR-CombiMatrix Common Stock (including the Shares and the Warrant Shares) is registered pursuant to Section 12(g) of the Exchange Act and the Company, in the two years preceding the date hereof, has not received any notification (written or oral) from the Nasdaq Global Market, any stock exchange, market or trading facility on which the AR-CombiMatrix Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the Nasdaq Global Market with respect to the issuance of the Securities and shall use its best efforts to have the Shares and the Warrant Shares listed on the Nasdaq Global Market on or before the Closing Date.

(v)    Internal Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w)    Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of each of the Company’s quarterly and annual fiscal periods; and (iii), as of the end of the periods covered by each periodic report filed under the Exchange Act and incorporated by reference into the Prospectus, were effective in all material respects to perform the functions for which they were established. The Company’s auditors and the Audit Committee of the Board of Directors have been advised of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

(x)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

(y)    No Registration Rights. Except as described in the Prospectus, no person or entity has the right, contractual or otherwise, to require registration of shares of AR-CombiMatrix Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

(z)    Sarbanes-Oxley Act. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes:Oxley Act”) with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. The Company, and to its knowledge after due inquiry, all of the Company’s directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

(aa)         Compliance with Environmental Laws. (i) The Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of human health and safety or the environment (“Environmental Laws”) which are applicable to its business, except where the failure to comply would not reasonably be expected to result in a Material Adverse Effect; (ii) neither the Company nor its Subsidiaries has received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its Subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all material terms and conditions of any such permit, license or approval, except where the failure to receive or comply would not reasonably be expected to result in a Material Adverse Effect; (iv) to the Company’s knowledge after reasonable due inquiry, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq,) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under CERCLA.

(bb)  Compliance with ERISA. Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which could reasonably be expected to result in a Material Adverse Effect. The Company and each of its Subsidiaries has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA,

(cc)  No Labor Disputes. No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any of its Subsidiaries plans to terminate employment with the Company or any such Subsidiary.

(dd)  Insurance. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company and each of its Subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost, except where the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.

(ee)  No Stabilization. Neither the Company nor any of its Subsidiaries nor, to its knowledge after reasonable due inquiry, any of their officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

(ff)  Investment Company Act. Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

(gg)  No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(hh)  Contracts. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated therein by reference is in full force and effect, unless validly terminated in accordance with the provisions thereof, and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity, Neither the Company nor any of its Subsidiaries, if a Subsidiary is a party, nor to the Company’s knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(ii)  Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(jj)  Corporate Records. All existing minute books of the Company and each of its Subsidiaries, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Nomination/Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete in all material respects and accurately and fairly reflect, in reasonable detail, all transactions referred to in such Corporate Records.

(kk)  Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company after reasonable due inquiry, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any other unlawful bribe, rebate, payoff, influence, kickback or payment to any foreign or domestic government official or employee.

(ll)  Off-Balance Sheet Arrangements. There are no material off balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or would reasonably be likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources, including those off-balance sheet transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been so described.

(mm)  Regulatory Filings. Each of the Company and its Subsidiaries has filed with the applicable regulatory authorities all filings, declarations, listings, registrations, reports and submissions required to be filed; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, repots or submissions. To the Company’s knowledge after reasonable due inquiry, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. (the “NASD”) and any of the Company’s officers, directors or any five percent (5%) or greater shareholders of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Placement Agent.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent and the Investors as to the matters covered thereby.

3.    Delivery and Payment. On the Closing Date, in accordance with the terms and conditions of each Investor’s respective Subscription Agreement, the Company shall sell to, and the Investor(s) shall purchase, the number of Units reflected on such Investor’s Subscription Agreement against payment by such Investor of such Investor’s aggregate purchase price therefor reflected in the Investor’s Subscription Agreement.

4.    Covenants. The Company covenants and agrees with the Placement Agent as follows:

(a)    Effectiveness. The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus Supplement is otherwise required pursuant to Rule 424(b), the Company shall prepare the Prospectus Supplement in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) not later than the Commission’s close of business on the business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules and Regulations.

(b)    Amendments or Supplements; Free Writing Prospectuses. The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Units by the Placement Agent or a dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith. The Company represents and agrees that it has not made and will not, make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act (“Issuer Free Writing Prospectus”).

(c)    Notice to Placement Agent. The Company agrees (i) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to advise the Placement Agent promptly after it receives notice thereof, of the time when any post effective amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Placement Agent with copies thereof, (ii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; (iii) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus or for additional information with respect thereto, (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference therein or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any amendment or supplement thereto, or (z) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, (iv) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

(d)    Ongoing Compliance of the Prospectus. If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent, and the Placement Agent agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

(e)    Delivery of Copies. To deliver promptly to the Placement Agent and its counsel such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) so long as a prospectus relating to the Securities is required to be delivered under the Securities Act, as many copies of the Prospectus or any amendment or supplement thereto; (iii) any document incorporated by reference in the Prospectus and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

(f)    Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus under the heading “Use of Proceeds”.

(g)    Reports. During a period of three years commencing with the date hereof, the Company will furnish to the Placement Agent, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(h)    Blue Sky Compliance. The Company will promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Securities for offering and sale under the securities, or blue sky, laws of such jurisdictions as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities and will pay the fee, if any, of the NASD in connection with its review of the Offering. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(i)    Lock-Up Agreements. The Company will cause each of its executive officers and directors whose names are set forth on Exhibit D hereto to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of Exhibit E hereto (the “Lock-Up Agreement”). The Company will enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the AR-CombiMatrix Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

(j)    Press Releases. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its Subsidiaries, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

(k)    Compliance with Laws. The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(l)    Maintenance of Internal Procedures. The Company and its Subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its Subsidiaries, is made known to them by others within those entities.

(m)    Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Securities.

(n)    Reservation of Stock. The Company shall reserve and keep available at all times a sufficient number of shares of AR-CombiMatrix Common Stock for the purpose of enabling the Company to issue the Warrant Shares.

(o)    Listing. The Company shall use its best efforts to cause the qualification of the Shares and Warrant Shares for quotation on the Nasdaq Global Market.

(p)    SEDA Termination. At or prior to Closing, the Company shall terminate its equity line with Cornell Capital Partners, LP pursuant to a standby equity distribution agreement dated as of June 14, 2006.

(q)    Issuance of Securities. For purposes of this subsection (q), the following definitions shall apply:

(i)    “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

(ii)   “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(iii)          “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for AR - CombiMatrix Common Stock.

(iv)   “Excluded Securities” means AR - CombiMatrix Common Stock issued or issuable: (i) as a stock dividend to holders of AR - CombiMatrix Common Stock or upon any subdivision or combination of shares of AR - CombiMatrix Common Stock; (ii) in connection with any Approved Stock Plan; (iii) any securities issued to the seller as consideration for the acquisition of another entity by the Company by merger or share exchange (whereby the Company owns no less than 51% of the voting power of the surviving entity) or purchase of substantially all of such entity’s stock or assets; (iv) any securities issued in connection with a license, strategic partnership, joint venture or other similar agreement, provided that the purpose of such arrangement is not primarily the raising of capital; (v) upon exercise of warrants issued as a part of the issuance of straight debt securities (with no equity or equity-linked feature) issued to a financial institution or lender in connection with a bank loan, credit, lease, or other debt transaction with such financial institution or lender (where warrant coverage is not greater than 5%); or (vi) upon conversion of any Options or Convertible Securities which are outstanding on the day immediately preceding the Closing Date, provided that the terms of such Options or Convertible Securities are not amended, modified, or changed on or after the Closing Date.

(v)    “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

From the date hereof until the date that is 90 days after the Closing Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of AR - CombiMatrix Common Stock or Common Stock Equivalents. The restrictions contained in this section shall not apply in connection with the issuance of any Excluded Securities.

5.    Payment Of Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery, and shipping (including costs of mailing) of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Base Prospectus, each Prospectus Supplement, the Prospectus, and any amendment thereof or supplement thereto, (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, and shipping of the certificates representing the Securities, (iii) all filing fees and fees and disbursements of the Placement Agent’s counsel incurred in connection with the registration or qualification of the Securities for offering and sale by the Company under the securities or blue sky laws of such jurisdictions designated pursuant to Section 4(i), including the preparation and printing of preliminary, supplemental and final Blue Sky Memoranda, (iv) the fees and expenses of any transfer agent or registrar for the Securities, (v) fees, disbursements and other charges of counsel to the Company, (vi) if applicable, the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review (including all COBRADesk fees), (vii) listing fees, if any, for the quotation of the AR-CombiMatrix Common Stock on the Nasdaq Global Market, (viii) fees and disbursements of the Auditors incurred in delivering the letters) described in Section 6(g) of this Agreement, (ix) at the Closing, the fees and expenses of counsel for the Placement Agent in connection with the Offering, and (x) the reasonable costs and expenses of the Company and the Placement Agent incurred in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, (A) expenses associated with the production of road show slides and graphics, (B) fees and expenses of any consultants engaged with the consent of the Company in connection with the road show presentations, and (C) travel, lodging and other expenses incurred by the officers of the Company and any such consultants. Notwithstanding anything contained in the foregoing or elsewhere in this Agreement, the Company’s obligations to reimburse the Placement Agent for its actual out-of-pocket expenses, including reasonable legal fees and disbursements, shall not in the aggregate exceed $50,000.

6.    Conditions of Placement Agent’s Obligations. The respective obligations of the Placement Agent and the Investors and the closing of the sale of the Units are subject to the following conditions:

(a)    No stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceedings for that purpose shall have been initiated or threatened by any securities or other governmental authority (including, without limitation, the Commission), and any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such other authorities and after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not reasonably object thereto in good faith.

(b)    Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) any loss or interference with its business from fire, explosion, storm, flood, act of war, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statement or the Prospectus, the effect of which, in any such case described in clauses (i) and (ii) above, is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Prospectus.

(c)    The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that (i) the Registration Statement, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the counsel to the Placement Agent, is material, or omits to state any fact which, in the opinion of the counsel to the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the counsel to the Placement Agent, is material, or omits to state any fact which, in the opinion of the counsel to the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

(e)    The Placement Agent shall have received (i) from Greenberg Traurig, LLP, corporate counsel to the Company, such counsel’s written opinion, addressed to the Placement Agent and dated the Closing Date, in form and substance as is set forth on Exhibit F-1 attached hereto, and (ii) from Michael D. Vrbanac, in-house counsel for the Company, such counsel’s written opinion addressed to the Placement Agent and dated the Closing Date, in form and substance as is set forth on Exhibit F-2 attached hereto.

(f)    The Placement Agent shall have received from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

(g)    Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus Supplement, the Auditors shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Original Letter”), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters. At the Closing Date, the Auditors shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date .

(h)    The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

(i)    the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are time and correct as of the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

(ii)   the Registration Statement is effective and, to their knowledge, as of the Closing Date, no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or are pending before or are contemplated by the Commission or any state or regulatory body;

(iii)          the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (A) the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect; and

(iv)          subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no change in the financial position or results of operation of the Company and its Subsidiaries that would reasonably be expected to result in a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the Prospectus.

(i)    The Shares and the Warrant Shares shall be registered under the Exchange Act and shall have been approved for quotation on the Nasdaq Global Market and listed and admitted and authorized for trading on the Nasdaq Global Market, subject only to official notice of issuance. Satisfactory evidence of such actions shall have been provided to the Placement Agent.

(j)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

(k)    The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act before 5:30 P.M. New York City time on the business day after the date of this Agreement.

(l)    The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

(m)    The Company shall have entered into Subscription Agreements with each of the Investors.

(n)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Registration Statement and the Prospectus.

(o)    The NASD shall have raised no objection to the fairness and reasonableness of the placement agency terms and arrangements.

(p)    The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on Exhibit E hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

(q)    Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

7.    Indemnification and Contribution.

(a)    Indemnification of the Placement Agent. The Company shall indemnify and hold harmless the Placement Agent, its directors, officers, managers, members, employees, and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the “Placement Agent Indemnified Parties” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which the Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein, or (iv) any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Units or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by clause (i), (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by the Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with any such loss, claim, damage, expense, liability, action, investigation or proceeding as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent through the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 16 ). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

(b)    Indemnification of the Company. The Placement Agent shall indemnify and hold harmless the Company its officers, employees, and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability, joint or several, or any action, investigation or proceeding in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent through the Placement Agent specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, expense, liability or action, investigation or proceeding as such fees and expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agent consist solely of the Placement Agent’s Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and Investors might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b) , in no event shall any indemnity by the Placement Agent under this Section 7(b) exceed the total compensation received by the Placement Agent in accordance with Section 1(a).

(c)    Notice and Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)    Reimbursement for Fees and Expenses of Counsel. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    Contribution; Limitation on Liability. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Units purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agent’s Information. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by the Placement Agent in accordance with Section 1(e) less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.    Representations and Agreements to Survive Delivery.  All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Placement Agent and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Units.

9.    Termination.

(a)    The obligations of the Placement Agent and the Investors hereunder and under the Subscription Agreements may be terminated by the Placement Agent, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Units if, prior to that time, any of the events described in Sections 6(b) and 6(n) have occurred or if the Investors shall decline to purchase the Units for any reason permitted under this Agreement or the Subscription Agreements.

(b)    If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9(a) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all out-of-pocket expenses (including fees and disbursements of counsel and any expenses advanced by the Placement Agent on the Company’s behalf) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Units and, upon demand, the Company shall pay the full amount thereof to the Placement Agent.

10.           Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)    if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004, Attention: Kee Colen (Fax: 212-425-2028), with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York, 10017, Attention: Ivan Blumenthal (Fax: 212-983-3115);

(b)    if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Acacia Research Corporation, 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660 Attention: Chief Financial Officer (Fax: 949-480-8393), with a copy to: Greenberg Traurig, LLP, 650 Town Center Drive, Suite 1700, Costa Mesa, California 92626, Attention: Raymond A. Lee, Esq. (Fax: 714-708-6501).

11.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Investors, the Company, and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser by reason merely of such purchase.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof

13.    Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

14.    General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

15.    [Intentionally Omitted]

16.    Placement Agent’s Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent’s Information consists solely of the statements concerning the Placement Agent contained in the section under the heading “Plan of Distribution” in the Prospectus Supplement.

17.    Absence of Fiduciary Relationship. The Company acknowledges and agrees that in connection with the Offering:

(a)    The Placement Agent’s responsibility to the Company is solely contractual in nature, the Placement Agent has been retained solely to act as placement agent in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placements Agent has advised or is advising the Company on other matters;

(b)    The price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Investors and the Placement Agent, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)    The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company; and

(d)    The Company waives, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach of fiduciary duty in connection with the sale of the Units.

18.    Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours, ACACIA RESEARCH CORPORATION

By:	/s/ Paul R. Ryan
Name: Paul R. Ryan
Title: CEO

Accepted as of
the date first above written:

OPPENHEIMER & CO. INC.

By:       /s/ Kee Colen
Name:  Kee Colen
Title:    Managing Director

Schedules and Exhibits

Schedule I:         Subsidiaries of the Company

Exhibit A:    Form of Subscription Agreement

Exhibit B:    Form of Investor Warrant

Exhibit C:    Form of Placement Agent’s Warrant

Exhibit D:    Form of Lock-Up Agreement

Exhibit E:    List of Directors and Executive Officers Executing Lock-Up Agreements

Exhibit F:    Matters to be Covered in the Opinion of Counsel to the Company

Schedule I

Subsidiaries of the Company

The following is a listing of the significant subsidiaries of Acacia Research Corporation:

Jurisdiction of Incorporation
CombiMatrix Corporation	Delaware
Acacia Global Acquisition Corporation	Delaware
IP Innovation LLC	Texas (as of 12/31/05, not as 9/30//06)
Computer Docking Station Corporation	Delaware (not as of 12/31/05, as of 9/30/06)

Exhibit A

Form of Subscription Agreement

Filed as Exhibit 10.2 to this Current Report on Form 8-K.

Exhibit B

Form of Investor Warrant

Filed as Exhibit 10.3 to this Current Report on Form 8-K.

Exhibit C

Form of Placement Agent’s Warrant

ACACIA RESEARCH CORPORATION

WARRANT TO PURCHASE COMMON STOCK

December 13, 2006

Void After December 13, 2011

THIS CERTIFIES THAT, for value received, OPPENHEIMER & CO. INC., or permitted registered assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Acacia Research Corporation, a Delaware corporation (the “Company”), up to 488,416 shares of the Company’s Acacia Research-CombiMatrix common stock, par value $0.001 per share (the “Common Stock”).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date that is 181 days from the date hereof and ending five (5) years from the date hereof, unless sooner terminated as provided below.

(b) “Exercise Price” shall mean $1.0875 per share, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

(d) “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

2. EXERCISE OF WARRANT.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check, (ii) by cancellation of indebtedness, or (iii) pursuant to Section 2.1 below; and

(c) This Warrant.

The Holder shall not be required to deliver the original Warrant in order to effect the exercise hereunder. Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares.

Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the  Depository Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Exercise Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.

In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate representing Exercise Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then in the Holder’s sole discretion, the Company shall within three Trading Days after the Holder’s request, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased less the Exercise Price (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

To the extent permitted by law, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Exercise Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

This Warrant shall be non-callable.

If immediately prior to the end of the Exercise Period, this Warrant has not been previously exercised, this Warrant shall automatically be exercised pursuant to Section 2.1 below.

2.1. Net Exercise.  If during the Exercise Period, the fair market value of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, or by cancellation of indebtedness, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =    Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the “fair market value” of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq Global Market or other trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the trading day immediately preceding such date, or (ii) if the Nasdaq Global Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

2.2. Issuance of New Warrants.  Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under the Warrant.

2.3. Payment of Taxes and Expenses.  The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant.

3. COVENANTS OF THE COMPANY.

3.1. Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2. No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.3. Notices of Record Date and Certain Other Events.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least 20 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date.  In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 20 days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 7 herein, the Company shall mail to the Holder, at least twenty days prior to the date of the occurrence of such event, a notice specifying such date.

4. [INTENTIONALLY OMITTED]

5. ADJUSTMENT OF EXERCISE PRICE AND SHARES.

(a) In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company (whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number, class and type of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and type of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

(b) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

(i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 5(a) above),

(ii) any cash paid or payable otherwise than as a cash dividend or

(iii) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock pursuant to Section 5(a) above), then and in each such case, the Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

(c) Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

6. FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. FUNDAMENTAL TRANSACTIONS.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5 above) (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.   For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7 and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

8. NO STOCKHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

9. TRANSFER OF WARRANT.  Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11. NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

12. ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of December 13, 2006.

ACACIA RESEARCH CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

TO:  ACACIA RESEARCH CORPORATION

(1)   ☐  The undersigned hereby elects to purchase _________ shares of the Acacia Research-CombiMatrix Common Stock (the “Common Stock”) of ACACIA RESEARCH CORPORATION  (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

  ☐     The undersigned hereby elects to purchase _________ shares of Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)  Please issue a certificate or certificates representing said shares of Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

                                   _____________________________
 (Date)                               (Signature)

                                    _____________________________
                                    (Print name)

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	_______________________________________________
(Please Print)

Address:	_______________________________________________
(Please Print)

Dated: , 20___

Holder’s Signature:

Holder’s Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit D

Form of Lock-Up Agreement

December ___, 2006

Oppenheimer & Co., Inc.
125 Broad Street
New York, NY 10004

Re: Acacia Research Corporation (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Acacia Research - CombiMatrix common stock, par value $0.001 per share (the “Common Stock”), of the Company or securities convertible into or exchangeable or exercisable for Common Stock.

The undersigned is aware that the Company proposes to carry out a registered direct offering of Common Stock and warrants (the “Warrants”) to purchase Common Stock (the “Offering”) for which you will act as placement agent. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering.

  In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or minor child or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without your prior written consent (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or minor child or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the ninety (90) days following the closing of the Offering (the “Lock-Up Period”).

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

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The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

____________________________________________________ Printed Name of Holder
By:	_______________________________________
____________________________________________________ Printed Name of Person Signing
(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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Exhibit E

List of Directors and Executive Officers Executing Lock-Up Agreements

Rigdon Currie
Fred deBoon
Thomas B. Akin
Edward Frykman
Paul R. Ryan
Robert L. Harris, II
G. Louis Graziadio
Amit Kumar, Ph.D.
Brooke Anderson
Scott Burell
Hisashi Fuji
Andrew McShea
Michael Tognotti

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Exhibit F

Matters to be Covered in the Opinion of Counsel to the Company

1. The Company and each of its Subsidiaries is a company, validly existing and in good standing under the laws of the state of its respective incorporation or formation. The Company has the corporate power and authority necessary to own or hold its properties, to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Placement Agency Agreement, the Warrants, the Placement Agent’s Warrants, and the Subscription Agreements.

2. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus and all of the outstanding shares of AR-CombiMatrix Common Stock of the Company as of immediately prior to the Closing are duly authorized, validly issued and fully paid and nonassessable; and to our knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of any statutory, contractual preemptive or other similar rights of any securityholder of the Company.

3. The Shares have been duly and validly authorized and, when issued and delivered to the Investors and paid for in accordance with the terms of the Placement Agency Agreement and the Subscription Agreements, will be validly issued, fully paid and nonassessable. The Warrant Shares to be issued from time to time upon the exercise of the Warrants and the Placement Agent’s Warrants, as applicable, have been duly and validly authorized and, upon payment of the exercise price in accordance with the terms of the Warrants and the Placement Agent’s Warrants, as the case may be, will be validly issued, fully paid and nonassessable.

4. The issuance of the Shares and the Warrant Shares is not subject to any statutory preemptive right or, to our knowledge, other similar rights of any securityholder of the Company.

5. Each of the Placement Agency Agreement, the Warrants, the Placement Agent’s Warrants, and the Subscription Agreements has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6. The execution of the Placement Agency Agreement, the Warrants, the Placement Agent’s Warrants, and the Subscription Agreements by the Company, and the consummation by the Company of the transactions contemplated thereunder to be consummated on the Closing Date, will not (a) result in any violation of or conflict with any provision of the Company's Certificate of Incorporation or Bylaws, (b) violate or conflict with the General Corporations Law of the State of Delaware or any statute of the United States or the State of California or any order, rule or regulation of any governmental agency or body of the United States or the State of California that in our experience is normally applicable to the transactions of the type contemplated by the Placement Agency Agreement or the Subscription Agreements.

7. The Company is not in violation of any provision of its Certificate of Incorporation or its Bylaws and, to our knowledge, the Company is not in material default in the performance of any obligation, agreement, covenant or condition contained in any document filed as exhibit to the Registration Statement or incorporated by reference therein.

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8. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Placement Agency Agreement, the Warrants, the Placement Agent’s Warrants, or the Subscription Agreements, except: (i) such as have been obtained under the Securities Act and (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities by the Company, as to which we express no opinion.

9. To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries are parties, or to which the property of the Company or its subsidiaries are subject, before or brought by any court or governmental authority, arbitration board or tribunal, domestic or foreign, that is required to be described in the Prospectus and is not so described therein.

10. The Registration Statement is effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefore have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430(A) promulgated under the Securities Act have been made.

11. To our knowledge, no person or entity has the right to require the registration of shares of AR-CombiMatrix Common Stock or other equity securities of the Company (including securities that are convertible into or exchangeable for the Company's equity securities) because of the filing or effectiveness of the Registration Statement or the completion of the Offering.

12. To our knowledge, the Company is not a party to any contract or agreement of a character required to be filed as an exhibit to the Registration Statement that has not been so filed.

13. The Registration Statement (including the Base Prospectus), as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Securities Act, and the documents incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus, including any Current Report on Form 8-K filed with the Commission prior to the Closing Date, when they became effective or were filed with the Commission, as applicable, complied as to form in all material respects with the requirements of the Securities Act.

14. The Company is not, and will not be after giving effect to the offering of the Shares and Warrants and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus, an “investment company” as defined in the Investment Company Act of 1940, as amended.

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